At-A-Glance: Sucampo Pipeline

CLINICAL FOCUS LEAD COMPOUNDS	STAGE OF CLINICAL DEVELOPMENT PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
Lubiprostone Pediatric Functional Constipation				Began Q4 13
Lubiprostone Alternate Formulation CIC				Began Q3 13
Unoprostone Isopropyl Retinitis Pigmentosa*				Began Q1 13
Cobiprostone Oral Mucositis			P2a 2H 14	
IV Ion Channel Activator Lumbar Spinal Stenosis			P2a 2H 14	
PO Ion Channel Activator Lumbar Spinal Stenosis		P1b Began Q1 14		

COMPLETED PROJECTED START ONGOING

*Co-developing with R-Tech Ueno, Ltd.

SUCAMPO The Science of Innovation

Lubiprostone Clinical Development

Pediatric Functional Constipation (PFC)

- Prevalence: ≈ 4 - 37% of children worldwide have functional constipation[4]
- Initiated global pivotal P3 clinical program for lubiprostone for children and adolescents aged 6 - 17 years with PFC
  - First patients enrolled into follow-on, safety extension study in April 2014
  - Takeda is funding 70% of development costs



Abdominal radiograph of constipated child showing stool throughout the colon

Liquid Formulation

- Based on FDA input and trial results, looking at alternative formulation
  - Takeda funding 100% of the costs, including additional formulation work

See Reference 4; 5 (Photo)

Unoprostone Isopropyl for Retinal Disease

Retinitis Pigmentosa (RP)

- Prevalence: ≈1 in 4,000 individuals[6] WW suffer from RP
- Degenerative retinal disease with no approved prescription medicines available[6]
- Ongoing P3 clinical trial by development partner, R-Tech Ueno, Ltd.
  - Interim 1 yr results available early 2015
- Unoprostone isopropyl has orphan drug designation for RP in U.S. & E.U.
  - Sucampo will work with regulatory authorities in U.S.& E.U. to determine required incremental data for filing in each region



Normal Vision
Retinitis Pigmentosa

See Reference 6, 7 (Photo)

SUCAMPO
The Science of Innovation

Key Facts, Financial Highlights & Guidance

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (05-30-14), 52-Week Range	$7.27; $11.00 to $5.40
Shares Outstanding (05-30-14)	44.5M (1 class of common stock)
Daily Volume (90-day average)	212,533
Market Capitalization (05-30-14)	$323.2M
Enterprise Value (05-30-14)	$270.4M
Financial Highlights for Q1 2014	
Cash & Equivalents	$106.0M
Total Revenue	$22.2M
Net Income	$0.7M
EPS	$0.02
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$75.0M
Financial Guidance	
2014 Guidance – Net Income	$3M - $5M, or $0.06 - $0.11 (EPS)

SUCAMPO
The Science of Innovation

Upcoming Events

2H 2014
Commercial
AMITIZA OIC indication potential approval in Switzerland
AMITIZA NICE potential endorsement in the U.K.
Clinical
Beginning phase 2a trial of cobiprostone in oral mucositis
Beginning phase 2a trial of IV Ion Channel Activator Lumbar Spinal Stenosis
Conclusion in Q3 2014 of phase 1b trial of orally administered ion-channel activator for lumbar spinal stenosis
Financial
Q2 2014 Earnings call August 2014
Corporate
Corporate Strategy Update Q3 2014

SUCAMPO
The Science of Innovation

Key Facts & Financial Highlights

Key Facts	
Trading Symbol	SCMP (NASDAQ)
Corporate Headquarters	Bethesda, MD
Stock Price (05-30-14), 52-Week Range	$7.27, $11.00 to $5.40
Shares Outstanding (05-30-14)	44.5M (1 class of common stock)
Daily Volume (90-day average)	212,533
Market Capitalization (05-30-14)	$323.2M
Enterprise Value (05-30-14)	$270.4M

Financial Highlights for Q1 2014	
Debt	$52.2M
Cash & Equivalents	$106.0M
Total Operating Expense	$16.0M
Total Revenue	$22.2M
Net Income	$0.7M
R&D Revenue	$1.8M
Product Royalty Revenue	$13.5M
R&D Expense	$5.1M
EPS	$0.02
AMITIZA U.S. Net Sales (as reported by Takeda for royalty calculation purposes):	$75.0M

Sucampo Prostone Pipeline Key Highlights

Cobiprostone for Oral Mucositis

Oral Mucositis

- Incidence ≈123,000 HNC patients in the U.S. per year[14]
- Formation of ulcers that result from radiation therapy and chemotherapy in cancer patients
  - Total WW market estimated to be up to $500M[4]
  - Also impacts patients treated for solid tumors, or receiving hematopoietic stem cell transplantation



- Completed a P1b trial of cobiprostone evaluating its safety and pharmacokinetics
  - Well-tolerated and low systemic exposure
- Expect to begin a P2a trial of cobiprostone in 2H 2014

Ion Channel Activators for Lumbar Spinal Stenosis

Lumbar Spinal Stenosis (LSS)

- Prevalence: ≈400,000 Americans, most >60 years of age[8]
- Degenerative change in lumbar spine; unmet medical need with limited treatment options globally[4]
- Top-line results of P2a, double-blind, placebo-controlled trial of IV ion channel activator showed statistically significant improvement in VAS* pain


Facet Joints
Spinal Canal
Disk
Normal
Spinal Stenosis

- Initiated P1b evaluating safety and PK of orally administered ion channel activator; conclude Q3 2014
- Currently assessing our next steps for both oral and IV ion channel activators; will update conclusions in Q3 2014

See References 8;9;11;12, References 10; 13 (Photo)

SUCAMPO
The Science of Innovation

References

1. IMS Smart View, NPA Report, client Factored Numbers
2. Internal Research
3. Fingertip Formulary (NOV 2013)
4. Camilleri M. Opioid-induced constipation: challenges and therapeutic opportunities. *Am J Gastroenterol.* 2011 May;106(5):835-42
5. Radiograph from Borowitz - Pediatric Constipation article on Medscape website; accessed 09.19.13
6. Sucampo data on file
7. Photos from Foundation Fighting Blindness website What is Retinitis Pigmentosa?; accessed 09.19.13
8. Based on statistics from the American Cancer Society and the National Cancer Institute
9. Trotti A *et al.* Mucositis incidence, severity and associated outcomes in patients with head and neck cancer receiving radiotherapy with or without chemotherapy: a systematic literature review. *Radiother Oncol.* 2003 Mar;66(3):253-62
10. Photos from Silverman - Diagnosis and management of oral mucositis. *J Support Oncol* 2007; 5 (2 Suppl 1):13-21
11. Clearview Analysis 2008
12. The American Association of Neurological Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
13. Diagram from American Academy of Orthopaedic Surgeons website Lumbar Spinal Stenosis; accessed 09.19.13
14. National Cancer Institute SEER Database (2012)